Property and Equipment	6 Months Ended
Jun. 30, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment

4. Property and Equipment

Property and equipment consisted of the following (in thousands):

	As of December 31,		As of June 30, 2016
	2014	2015
			(Unaudited)
Capitalized software development costs	$6,783	$16,030	$21,997
Office equipment	1,231	2,662	3,849
Furniture and fixtures	328	393	438
Software	653	755	865
Leasehold improvements	380	568	2,722

Total property and equipment	9,375	20,408	29,871
Less: accumulated depreciation and amortization	(2,624)	(6,350)	(9,327)

Total property and equipment, net	$6,751	$14,058	$20,544

Depreciation and amortization expense was $0.6 million, $1.7 million, $3.7 million, $1.4 million, and $3.0 million for the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively.

The Company capitalized $2.4 million, $3.9 million, $9.4 million, $4.1 million, and $6.1 million in software development costs in the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively, of which $0.1 million, $0.3 million, $1.0 million, $0.4 million, and $0.7 million, respectively, was stock-based compensation expense. Amortization of capitalized software development costs was $0.3 million, $1.2 million, $2.8 million, $1.0 million, and $2.3 million in the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively. The amortization expense was allocated as follows (in thousands):

	Year Ended December 31,			Six Months Ended June 30,
	2013	2014	2015	2015	2016
				(Unaudited)
Cost of revenue	$265	$783	$1,793	$686	$1,408
Research and development	84	415	1,045	347	884

Total	$349	$1,198	$2,838	$1,033	$2,292